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                                                                    EXHIBIT 10.1

                                CERTICOM CORP.
                        2000 DIRECTORS' INCENTIVE PLAN


     1.  Purposes of the Plan.  The purposes of this Directors' Incentive Plan
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are to attract and retain the best available individuals to serve as Directors of the Company and to encourage their continued service on the Board. All Options granted hereunder shall be "nonstatutory stock options" for United States federal income tax purposes and shall be issued pursuant to the terms of the Plan and at the discretion of the Board. Common Shares, which are separate from Options, may be issued hereunder and shall be issued pursuant to the terms of the Plan and at the discretion of the Board. Common Shares and Options may be issued hereunder to Directors for services as members of the Board or a committee thereof or for consulting or employment services provided by a Director to the Company in a capacity other than as a member of the Board or a committee thereof.

     2.  Definitions.  As used herein, the following definitions shall apply:
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         (a)  "Board" means the Board of Directors of the Company.
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         (b)  "Change of Control" means a sale of all or substantially all of
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the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction. A "Change of Control" shall also occur if a single party and its affiliates (as defined in Rule 12b-2 promulgated pursuant to the Exchange Act) acquires capital stock of the Company representing more than 50% of the voting securities of the Company.

         (c)  "Code" means the U.S. Internal Revenue Code of 1986, as amended.
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         (d)  "Common Shares" means the common shares of the Company.
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         (e)  "Company" means Certicom Corp., a corporation organized under the
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laws of the Yukon Territory or any successor entity thereto.

         (f)  "Continuous Status as a Director" means the absence of any
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interruption or termination of service as a Director.

         (g)  "Corporate Transaction" means a sale of all or substantially all
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of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

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          (h)  "Director" means a member of the Board.
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          (i)  "Disability" means total and permanent disability as defined in
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Section 22(e)(3) of the Code.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (k)  "Fair Market Value" per Share at any date shall be the closing
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price of the Shares on the Nasdaq National Market (the "NNM") (or if the Shares
are not then listed and posted for trading on the NNM, on such stock exchange on which such Shares are then listed and posted for trading as may be selected for such purpose by the Board) on the trading day immediately preceding the Grant Date or, in the event of a measurement of Share price pursuant to Section 7(c), the trading day immediately preceding the surrender of the Shares. In the event that the Shares are not listed and posted for trading on the NNM or any stock exchange, the Fair Market Value shall be determined by the Board in its sole discretion. Notwithstanding the preceding, in the event that the Shares are listed in a currency other than U.S. dollars, the Fair Market Value shall be converted into U.S. dollars from such currency based on the New York foreign exchange mid-range rates applying to trading among banks in the amounts of $1 million or more as quoted at 4 p.m., New York time, on the trading day preceding the Grant Date (or in the event of a measurement of Share price pursuant to Section 7(c), the date prior to the surrender of the Shares) as reported by Reuters and other sources or, if not available, such other exchange rate as determined by the Board in its sole discretion.

          (l)  "Grant Date" means, with respect to an Option, the date on which
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the Option is granted to the Director in accordance with Section 4 of the Plan.

          (m)  "Option" means a stock option granted pursuant to the Plan.
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          (n)  "Optioned Shares" means the Common Shares subject to an Option.
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          (o)  "Optionee" means a Director who receives an Option.
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          (p)  "Outside Director" means a member of the Board who is not also
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employed by the Company on a full-time basis. The payment of fees and other consideration for service on the Board and its committees shall not be sufficient in and of itself to constitute "employment" by the Company. A Director will not be deemed to be employed by the Company on a full-time basis if he or she is customarily employed for twenty hours or less per week or for five months or less in a calendar year. Consultants who are not eligible to participate in the Company's Employee Stock Purchase Plan will not be deemed to be employed by the Company on a full-time basis.

          (q)  "Plan" means this 2000 Directors' Incentive Plan.
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          (r)  "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of
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the Exchange Act or any successor rule thereto.

          (s)  "Share" means a Common Share, as adjusted in accordance with
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Section 10 of the Plan.

     3.   Common Shares Subject to the Plan.  Subject to the provisions of
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Section 10 of the Plan, the maximum aggregate number of Shares which may be subject to options and/or issued under the Plan is 500,000 Common Shares. The Shares may be authorized, but unissued, or reacquired Common Shares.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto, shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Common Shares that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4.   Administration of the Plan.
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          (a)  Administrator.  Except as otherwise required herein, the Plan
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shall be administered by the Board, or a committee of the Board appointed by the
Board for such purpose. Any committee of the Board appointed by the Board to administer the Plan shall have such powers to administer the Plan as determined by the Board. As used in the Plan, the term Board shall include any committee of the Board appointed by the Board for purposes of administering the Plan. If the Board delegates administration of the Plan to a committee of the Board, the Board may reinvest the full Board with the administration of the Plan at any time.

          (b)  Option Grants.  The Board, in its discretion, may from time to
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time, grant Options to Outside Directors. The Board shall determine the terms and conditions of each such Option that it grants, including the numbers of Shares represented by the Option. Except as otherwise determined by the Board, any Option granted pursuant to this Section 4(b) shall provide:

                         (A)  the term of the Option shall be ten (10) years;

                         (B)  the Option shall be exercisable only while the
Outside Director remains a Director or within one year of the date the Director's Continuous Status as a Director terminates, except as set forth in
Section 8(b);

                         (C)  the exercise price per Share shall be the Fair
Market Value per Share on the Grant Date; and

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                         (D)  the Option shall vest in accordance with the
following schedule: the right to exercise the Option for 25% of the Optioned Shares shall vest on the first anniversary of the Grant Date of the Option, and thereafter the Option shall vest for a further 2.083333% of the Optioned Shares following the expiration of each one-month period following the expiration of the initial twelve-month period from the Grant Date; provided, however, that if the Optionee ceases to serve as a Director for any reason, other than as a result of death or Disability, vesting shall cease as of the date of such termination. Any Option held by a Director shall vest in full at the time of a Director's death or his or her ceasing to be a Director as a result of his or her Disability.

               (c)  Power of the Board.  Subject to the provisions of the Plan
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and subject to any required regulatory or shareholder approvals, the Board shall have the authority, in its discretion: (i) to grant Options to Outside
Directors; (ii) to issue Shares to Outside Directors; (iii) to determine upon review the Fair Market Value of the Shares or the Options; (iv) to determine the price per share for any Shares to be issued; (v) to determine the Outside Directors to whom, the time or times at which, and the number of Shares for which Options may be granted or Shares may be issued; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Share Agreement or Option Agreement which may be entered into; (ix) to authorize any person to execute on behalf of the Company any agreement required to effectuate the grant of any Option or the issuance of any Shares; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (d)  Effect of Board's Decision.  All determinations of the
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Board shall be final and binding on all Optionees and any other holders of any
Options or Shares granted under the Plan.

               (e)  Suspension or Termination of Option.  If the Chief
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Executive Officer of the Company or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any Option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Board or a committee of the Board.

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     5.   Eligibility.  Options may be granted and Shares may be issued only to
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Outside Directors in accordance with the terms set forth in the Plan. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.   Term of Plan.  The Plan shall become effective upon its approval by
          ------------
the shareholders of the Company as described in Section 16 of the Plan; provided, however, that if a later date is set for implementation by the Board after adoption and/or approval has occurred, the Plan shall not become effective until such later date. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12.

     7.   Consideration and Payment.
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          (a)   Consideration.  The consideration for any Common Stock to be
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issued shall be such consideration as is determined by the Board.

          (b)   Exercise Price.  The per share exercise price for the Shares to
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be issued pursuant to Options granted hereunder shall be as set forth in Section
4.

          (c)   Payment.  The payment of the exercise price for any Optioned
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Shares shall be paid in full at the time of exercise of any Option and shall consist entirely of: (i) cash; (ii) check; (iii) other Shares which (x) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall reasonably require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (v) consideration received by the Company under a cashless exercise program implemented by the Board in connection with the Plan; or (vi) any combination of the foregoing methods of payment. Payment for any Shares acquired, other than Optioned Shares, shall be in such manner as determined by the Board and may include the provision of services to the Company to the extent permitted by law.

     8.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
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granted hereunder shall be exercisable at such times as are set forth in Section
4 hereof; provided, however, that no Options shall be exercisable until such shareholder approval of the Plan as is required by the applicable corporate, securities and stock exchange rules has been obtained.

     An Option may not be exercised for a fraction of a Share.

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     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Share, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director--Death or
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Disability. If an Outside Director's Continuous Status as a Director terminates
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as a result of death or Disability, he or she (or, in the event of death, his or her estate or a person who acquires the right to exercise the Option by bequest or inheritance) may, but only within one year after the date of such termination of Continuous Status as a Director (but in no event after the Option's expiration date), exercise his or her Option. To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
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assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization or Merger.
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          (a)  Adjustments.  Subject to any required action by the shareholders
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of the Company, the number of Common Shares covered by each outstanding Option, and the number of Common Shares which have been authorized for issuance under the Plan, but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares, or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose

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determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price or Common Shares subject to an Option.

          (b)  Dissolution and Liquidation.  In the event of the proposed
               ---------------------------
dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Corporate Transaction.  In the event of a Corporate Transaction,
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each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction; provided however, that in the event of a Change of Control and notwithstanding whether or not the outstanding Options are assumed, substituted for or terminated in connection with the transaction, the vesting of each outstanding Option shall accelerate in full such that each Optionee shall have the right to exercise his or her Option as to all of the Optioned Share, including Shares as to which the Option would not otherwise be exercisable, immediately prior to consummation of the transaction.

     For purposes of this Section 10(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Common Shares covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 10); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal to the market value of the per Share consideration received by holders of Common Shares in the transaction.

     11.  Time of Granting Options.  The Grant Date of an Option shall be the
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date determined in accordance with Section 4 hereof. Notice of the grant shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

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     12.  Amendment and Termination of the Plan.
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          (a)  Amendment and Termination.  The Board may amend, alter, suspend
               -------------------------
or discontinue the Plan, but no amendment, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. The Company shall obtain shareholder approval of any Plan amendment or option grant in such manner and to such a degree as may be required to comply with Rule 16b-3.

          (b)  Effect of Amendment or Termination.  Any such amendment or
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termination of the Plan shall not affect Options already granted and such
Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, applicable Canadian securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company at the time of or subsequent to the adoption

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of the Plan by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under applicable laws.

     17.  Electronic Delivery.  Notwithstanding any other provision of the
          -------------------
Plan, to the extent permitted by applicable law, the Company may provide copies of the Plan and any other documentation or writing to be delivered to any Director (including Option Agreements and Share Agreements) electronically, and, as determined by the Board and permitted by applicable law, all notices and other documentation or writing required to be provided by a Director to the Company may be transmitted electronically.

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